UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report: January 29, 2015

Signature Group Holdings, Inc.

Delaware	001-08007	46-3783818
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15301 Ventura Boulevard, Suite 400 Sherman Oaks, California 91403
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (805) 435-1255

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

At 5:00 p.m., New York City time, on January 28, 2015 (the “Effective Time”), Signature Group Holdings, Inc. (the “Company”) commenced a rights offering (the “Rights Offering”) pursuant to which the Company has distributed at no charge, subscription rights to the holders of the Company’s common stock, par value $0.001 per share (the “Common Stock”) to purchase up to 9,751,773 shares of Common Stock prior to February 17, 2015 (as may be extended by the Company, the “Expiration Date”). Separately, in the Rights Offering, the Company has distributed subscription rights to purchase up to 843,000 shares of Common Stock to the holders of the Company’s outstanding warrants to purchase shares of Common Stock (the “Warrants”) prior to April 28, 2015. Each share of Common Stock or Warrant received one subscription right in the Rights Offering, and each subscription right entitles the holder of such subscription right to purchase 0.562 shares of Common Stock at a purchase price of $5.64 per share.

The closing of the Rights Offering and issuance of shares of Common Stock in connection therewith is conditioned upon the closing of the previously announced pending acquisition (the “GRSA Acquisition”) by the Company’s indirect wholly owned subsidiary, Real Alloy Holding, Inc. (“Real Alloy”), of the equity interests of certain entities, which, together with their subsidiaries, comprise the global recycling and specification alloys business of Aleris Corporation (“GRSA”).

In connection with the Rights Offering, the Company has entered into a dealer manager agreement (the “Dealer Manager Agreement”) with B. Riley & Co., LLC (the “Dealer Manager”). The Company estimates the total purchase price from the sale of the shares of Common Stock upon the exercise of subscription rights in the Rights Offering, excluding shares of Common Stock issuable upon the exercise of subscription rights by the holders of Warrants, to be approximately $55 million, before Dealer Manager fees and estimated expenses.

The shares of Common Stock issuable in connection with the Rights Offering are being offered and sold under a Registration Statement on Form S-3 (Registration Statement No. 333-191020), including a base prospectus (the “Base Prospectus”), filed with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), on September 6, 2013, and declared effective by the SEC on September 26, 2013, subsequently amended by a post-effective amendment thereto filed with the SEC on January 13, 2014,  and declared effective by the SEC on January 17, 2014 (the “Registration Statement”), and a prospectus supplement dated January 29, 2015.

The Dealer Manager Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification and contribution obligations of the Company and the Dealer Manager, obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Dealer Manager Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

The foregoing description of the terms of the Dealer Manager Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement. A copy of the Dealer Manager Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The following are filed as exhibits to this Current Report on Form 8-K and are incorporated by reference into the Registration Statement: (1) the Dealer Manager Agreement (Exhibit 1.1); (2) the opinion of Crowell & Moring LLP as to the validity of the sale and issuance of the shares of Common Stock in the Rights Offering (Exhibit 5.1); (3) the opinion of Blank Rome LLP as to certain U.S. federal income tax matters (Exhibit 8.1); (4) the consent of Crowell & Moring LLP (Exhibit 23.1); and (5) the consent of Blank Rome LLP (Exhibit 23.2).

Item 8.01.Other Items.

On January 30, 2015, the Company issued a press release announcing the launch of the Rights Offering. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information contained in Exhibit 99.1 furnished as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section, and shall not be deemed incorporated by reference into any registration statement or other document filed under the Securities Act except as shall be expressly set forth by specific reference in such filing or document.

Neither this Current Report on Form 8-K nor such press release constitutes an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of any such state or jurisdiction.

Item 9.01	Financial Statements and Exhibits.

d) Exhibits

The following are filed as exhibits to this Current Report on Form 8-K.

Exhibit No.	Description
1.1	Dealer Manager Agreement, by and between Signature Group Holdings, Inc. and B. Riley & Co., LLC as dealer manager, dated January 29, 2015
5.1	Opinion of Crowell & Moring LLP as to the validity of the sale and issuance of the Shares in the Rights Offering
8.1	Opinion of Blank Rome LLP as to certain U.S. federal income tax matters
23.1	Consent of Crowell & Moring LLP (included in Exhibit 5.1 hereto)
23.2	Consent of Blank Rome LLP (included in Exhibit 8.1 hereto)
99.1	Signature Group Holdings, Inc. press release dated January 30, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURE GROUP HOLDINGS, INC.

Date:  January 30, 2015By:  /s/  W. CHRISTOPHER MANDERSON

Name:W. Christopher Manderson

Title:  Executive Vice President,

General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
1.1	Dealer Manager Agreement, by and between Signature Group Holdings, Inc. and B. Riley & Co., LLC as dealer manager, dated January 29, 2015
5.1	Opinion of Crowell & Moring LLP as to the validity of the sale and issuance of the shares of common Stock in the Rights Offering
8.1	Opinion of Blank Rome LLP as to certain U.S. federal income tax matters
23.1	Consent of Crowell & Moring LLP (included in Exhibit 5.1 hereto)
23.2	Consent of Blank Rome LLP (included in Exhibit 8.1 hereto)
99.1	Signature Group Holdings, Inc. press release dated January 30, 2015